Exhibit 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PUREZZA GROUP, INC. (the "Company") on Form 10-QSB for the period ending September 30, 2004, (the "Report"), I, Kevin R. Keating, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date:  November 15, 2004

                                                /s/ Kevin R. Keating
                                                ----------------------------
                                                Chief Executive Officer
                                                and Chief Financial Officer

                                       25